Other Current and Non-Current Assets	12 Months Ended
Dec. 31, 2020
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Current and Non-Current Assets

12. OTHER CURRENT AND NON-CURRENT ASSETS

(a) As of December 31, 2020 and 2019, other current assets consist of:

	December 31, 2020	December 31, 2019
Advances to unrelated-parties (i)	$8,305	$1,835,826
Advances to employees	45,396	64,777
Other current assets	119,325	187,343
	$173,026	$2,087,946

(i)	The advances to unrelated parties for business development, and are non-interest bearing and due on demand.

As of December 31, 2019, included in the balance of advances to unrelated parties, $1.8 million was the amount due from one unrelated party, which consisted of $0.16 million interest receivables related to a loan agreement entered during 2018 and $1.66 million advances for business development purposes which were non-interest bearing and due on demand. During the year ended December 31, 2020, the Company has fully collected the balance from this unrelated party.

(b) As of December 31, 2020 and 2019, Other assets, non-current consist of:

	December 31, 2020	December 31, 2019
Other assets, non-current, net	$4,302,000	$4,304,640
	$4,302,000	$4,304,640

As of December 31, 2019, the Company advanced RMB 30 million (USD $4.3 million) to a vendor, whom the Company has contracted to develop a vehicular IOT smart advertising software (“Internet of Vehicle” or “IOV” software) to interconnect to the Company’s new media advertising sharing platform expanding its advertising capability to people riding in motor vehicles. According to the contract and its subsequent amendment, total commitment of the funding was RMB 30 million (USD $4.3 million). The vendor is solely responsible for hardware and software development and marketing the vehicular terminal. The Company financially supports development cost of IOV software in exchange for advertising revenue generated from the software for four years of the contract term.

Based on the amendment of the contract, if the Company’s new media advertising revenue generated from IOV software does not reach certain threshold during specified period, the contract could be terminated by the Company, and all funding with applicable interest, and less the revenue generated from the IOV software shall be repaid to the Company within half year after the termination of the contract. Once the vendor fully repays the total funding plus applicable interest, the vendor will own 100% the title of the vehicular terminal and related equipment.

The first period as specified was from October 1, 2020 to April 30, 2021 with a threshold advertising revenue from IOV software of RMB 3 million (approximately USD $462,000). The threshold revenue is to increase incrementally by 15% in every six months going forward until the contract expires four years after the commencing date of the operation. As of April 30, 2021, revenue generated from the IOV software has reached RMB 3.0 million (approximately USD $462,000). The Company will continue to monitor advertising revenue generation from the IOV software and evaluate for impairment, if an event occurs or circumstance changes that would potentially indicate that the carrying amount of the asset exceeded its fair value. The vendor will own the title of the IOV software upon its fulfillment of the contract obligations after four years.

The development of IOV software was completed by September 30, 2020. Since Company has the right to use the IOV software in the contract term, software was capitalized as “other assets, non-current, net” and started to amortize from October 1, 2020 over the four-year contract term. As of December 31, 2020, the balance of “other assets, non-current, net” was $4,302,000, after amortization of approximately $0.3 million for the year ended December 31, 2020.